United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8519

(Investment Company Act File Number)

Federated Core Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/18

Date of Reporting Period: 10/31/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2018

Emerging Markets Core Fund

A Portfolio of Federated Core Trust

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Emerging Markets Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2018 was -3.68%. The total return of the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI),1 the Fund's broad-based securities market index, was -3.39% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBEMAI.
The Fund's investment strategy seeks to provide returns that are correlated with the BBEMAI. The most influential components affecting the Fund's performance relative to the index were: (1) asset allocation;2 (2) security selection; (3) duration management3,4 and (4) currency exposure.
MARKET OVERVIEW
During the recent reporting period, a variety of factors became drivers of financial markets. The most prominent effects on the emerging market debt environment included: the elections of Andres Moreno Lopez Obrador (“AMLO”) and Jair Bolsonaro to the presidencies of Mexico and Brazil, respectively, a friendlier than expected resolution to trade talks between the U.S. and Mexico, developing trade dialogue between the U.S. and China, the political tensions and associative sanctions between the U.S. and Turkey, the arrival of additional sanctions in relation to Russia and the announcement of the IMF bailout in regards to the Argentine narrative. The emerging market idiosyncratic headlines arrived against the backdrop of an increasingly hawkish U.S. Federal Reserve (the “Fed), which has remained resolute in its raising of interest rates.
Geopolitical and trade-related developments defined the 12-month reporting period in question. More aggressive U.S. global trade policies reverberated in asset prices from South and Central America to Asia. At the same time, the current wave of populism that has swept through developed nations has demonstrated once again that emerging markets are not immune from such sentiments. The strength of populism was most notably felt in Brazil and Mexico, which witnessed the election of political outsiders running on platforms encompassing ardent nationalism. In relation to Russia, the progression of the U.S. Special Counsel Investigation has resulted in tangible policies concerning specific industries and oligarchs within the country. Despite both being members of NATO, relations between the U.S. and Turkey hit a low point, before experiencing some levels of improvement. Although there was no shortage of negative storylines, it must be noted that many global economies remain on a positive trajectory. Specifically, further growth in the U.S. is generally a driver for global growth, but it may also continue to push the Fed along the path of even higher rates.
In Latin America, the outcome of the NAFTA renegotiation has been viewed favorably by the market. The initial panic and fears of a drastic change in trade terms yielded to a more reasonable update in the agreement between the U.S. and Mexico. Following its passage, the model for trade has a high probability of being applied between the U.S. and other Latin American countries in the future.
As previously mentioned, the local political realm had just as great of an effect on Latin America as did the larger trade dialogue. Although both Brazil and Mexico witnessed contentious elections that resulted in nationalist leaders ascending to power, the views between the two president-elects could not be more different. The right-wing social conservative in Brazil has surrounded himself with an experienced pro-market economic team. On the other hand, the left-wing AMLO in Mexico has assembled an economic team that is relatively untested, thus causing the market to cautiously await any signs indicating the incoming administration's commitment to free-market policies.
The slow economic turnaround in Argentina, which includes the presence of fiscal adjustments, was faced with the loss of faith from investors. The dual combination of large twin deficits (budget deficit and current account deficit) and high levels of inflation led to a strong and merciless sell-off in the Argentine peso and Argentine bonds. To try and combat the hemorrhaging, the IMF intervened with a bailout plan totaling over $50 billion. The terms of the plan stipulate that the Argentine government pledges for further fiscal adjustments enacted at the federal government level.
Outside of Latin America, Turkish assets took center stage. The Turkish lira experienced a decline of 47% since the beginning of the reporting period, as markets lost all confidence in the government's ability to contain rampant inflation through an effective and unfettered monetary policy. As a result, fixed income assets in the sovereign, corporate and financial space sold off heavily, pre-empting the negative actions taken by the rating agencies.
Turning to South Africa, the country's highly controversial land expropriation process, which could result in land seized without compensation, added to the pressures that contributed to “Ramaphoria” (the euphoria following Cyril Ramaphosa's election as president of South Africa) fading as the reporting period progressed. The overall lackluster economy, a weak rand and the lack of significant progress related to state-owned enterprise reforms, further contributed to South Africa's visible weaknesses.
Annual Shareholder Report

Following the Rusal sanctions enacted this past April, the Russian credit story has been dominated by fears of an expansion of the current sanctions. Due to such concern, many investors have moved away from the asset class in its entirety, driving spreads wider for both private entities and quasi-sovereign securities. The mood was further negatively exacerbated following the draft release of the Defending American Security from Kremlin Aggression Act, which would prevent an even larger number of Russian entities from issuing and servicing its debt obligations.
In regards to China, the country's assets were hit with the dual headwind of a potential full scale trade war with the U.S. at the same time that the Chinese economy cools. For some time, Chinese policymakers have attempted the balancing act of transitioning from a high investment export-led economy towards a more balanced consumer-based model. The implementation of aggressive tariff policies from the current U.S. administration, coupled with an already overleveraged economy, has caused a greater than anticipated task for the Chinese government.
Asset Allocation
Fund management actively allocated the Fund's assets between corporate, sovereign and quasi-sovereign debt. During the period, corporate and quasi-sovereign debt outperformed sovereign debt. Management had more of the Fund's assets allocated to corporate and quasi-sovereign debt relative to its benchmark, which contributed positively to relative performance.
Security Selection
Security selection also played a big role in performance relative to the benchmark. For example, on a total return basis, the Fund's corporate bond exposure outperformed the corporate bonds in the benchmark, and the Fund's sovereign bond exposure also outperformed those in the benchmark.
Duration
During the reporting period, Fund management actively managed the overall duration exposure of the Fund utilizing various U.S. Treasury interest rate futures.5 The Fund's interest rate exposure shifted between neutral and underweight relative to its benchmark. The strategy worked well and contributed positively to Fund performance.
Currency
During the reporting period, currency exposure contributed negatively to Fund performance, driven predominately by a small exposure to the Argentinean peso. On average, the Fund had approximately 1% exposure to local currency Argentinean bonds. Inflation and fiscal conditions deteriorated throughout the reporting period, and the market began to question the government's ability to successfully manage their way out of the situation. All Argentinean assets suffered as bond yields moved higher, and the currency significantly depreciated.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBEMAI.
2	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Emerging Markets Core Fund from November 30, 2007 to October 31, 2018, compared to Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2018
Effective June 20, 2016, the Fund has changed its fiscal year end from November 30 to October 31.
Average Annual Total Return for the Period Ended 10/31/18
	1 Year	5 Years	10 Years
Fund	-3.68%	2.78%	9.64%
BBEMAI	-3.39%	3.78%	9.63%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBEMAI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBEMAI is a flagship hard currency emerging markets (EM) debt benchmark that included fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers. The BBEMAI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2018, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
China	12.2%
Mexico	10.9%
Brazil	9.9%
United States	5.0%
Argentina	4.8%
Turkey	4.1%
Indonesia	3.8%
Peru	3.1%
Colombia	2.9%
India	2.8%
Chile	2.7%
Russia	2.7%
South Korea	2.6%
United Arab Emirates	2.0%
Egypt	1.8%
Dominican Republic	1.6%
Saudi Arabia	1.5%
Ukraine	1.4%
South Africa	1.4%
Oman	1.3%
Kazakhstan	1.3%
Panama	1.1%
Ecuador	1.1%
Qatar	1.1%
Bahrain	1.1%
Other[2]	14.1%
Derivatives[3]	(0.6)%
Other Security Type	0.1%
Cash Equivalents[4]	1.7%
Other Assets and Liabilities—Net[5]	0.5%
TOTAL	100.0%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statements of Assets and Liabilities for information regarding the Fund's foreign cash position.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2018
Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—63.2%
		Air Transportation—0.2%
$1,300,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.05%, 6/15/2025	$1,335,750
		Airport—0.4%
631,000		Aeropuerto Internacional de Tocumen SA, 5.75%, 10/9/2023	646,775
1,700,000		Mexico City Airport Trust, Sec. Fac. Bond, Series 144A, 5.50%, 10/31/2046	1,361,700
1,500,000		Mexico City Airport Trust, Series 144A, 3.875%, 4/30/2028	1,219,800
		TOTAL	3,228,275
		Automotive—0.8%
1,000,000		Hyundai Capital America, Sr. Unsecd. Note, Series REGS, 2.75%, 9/27/2026	868,939
1,000,000		Hyundai Capital Services, Inc., Sr. Unsecd. Note, Series 144A, 3.00%, 8/29/2022	957,001
2,450,000		Hyundai Capital Services, Inc., Sr. Unsecd. Note, Series 144A, 3.625%, 8/29/2027	2,248,777
550,000		Jaguar Land Rover PLC, Sr. Unsecd. Note, Series REGS, 5.625%, 2/1/2023	525,938
1,000,000		Kia Motors Corp., Sr. Unsecd. Note, Series 144A, 3.50%, 10/25/2027	921,671
700,000		Nemak SAB de CV, Sr. Unsecd. Note, Series 144A, 4.75%, 1/23/2025	677,530
		TOTAL	6,199,856
		Banking—15.5%
1,900,000		Akbank TAS, Sr. Unsecd. Note, Series REGS, 4.00%, 1/24/2020	1,843,391
2,000,000		Akbank TAS, Sub. Note, Series REGS, 6.797%, 4/27/2028	1,610,260
1,500,000		Alfa Bank (Alfa Bond), Jr. Sub. Note, 8.00%, 2/3/2167	1,409,337
1,000,000		Axiata SPV2 Bhd, Sr. Unsecd. Note, Series EMTN, 4.357%, 3/24/2026	987,416
960,000		BBVA Banco Continental, Series REGS, 5.00%, 8/26/2022	981,850
1,160,000		BBVA Bancomer SA Mexico, Jr. Sub. Note, Series 144A, 5.35%, 11/12/2029	1,105,631
466,000		BBVA Bancomer SA Texas, Jr. Sub. Note, Series 144A, 7.25%, 4/22/2020	481,266
2,400,000		BBVA Bancomer SA Texas, Sub. Note, Series REGS, 6.50%, 3/10/2021	2,478,000
1,000,000		BDO Unibank, Inc., Sr. Unsecd. Note, Series EMTN, 2.625%, 10/24/2021	963,561
300,000		Banco Bradesco SA, Sub. Note, Series 144A, 5.90%, 1/16/2021	308,760
400,000		Banco Bradesco SA, Sub., Series 144A, 6.75%, 9/29/2019	411,200
900,000		Banco Bradesco SA, Sub., Series REGS, 5.75%, 3/1/2022	927,900
500,000		Banco Credito del Peru, Sr. Note, Series 144A, 5.375%, 9/16/2020	516,350
350,000		Banco Daycoval SA, Series REGS, 5.75%, 3/19/2019	352,322
1,550,000		Banco De Bogota S.A., Sr. Unsecd. Note, Series REGS, 4.375%, 8/3/2027	1,447,328
1,000,000		Banco De Bogota S.A., Sub., Series REGS, 6.25%, 5/12/2026	1,017,500
1,130,000		Banco de Credito del Peru, Series REGS, 6.125%, 4/24/2027	1,183,969
700,000		Banco de Credito E Inversiones, Sr. Unsecd. Note, Series REGS, 3.50%, 10/12/2027	626,063
700,000		Banco Do Brasil S.A., 3.875%, 10/10/2022	666,232
900,000		Banco Do Brasil S.A., Jr. Sub. Note, Series 144A, 8.50%, 4/20/2167	962,109
400,000		Banco Do Brasil S.A., Jr. Sub. Note, Series REGS, 6.25%, 10/15/2167	346,470
1,500,000		Banco Do Brasil S.A., Sr. Unsecd. Note, Series 144A, 4.625%, 1/15/2025	1,411,515
1,200,000		Banco Do Brasil S.A., Sr. Unsecd. Note, Series 144A, 4.875%, 4/19/2023	1,176,240
1,270,000		Banco Do Brasil S.A., Sr. Unsecd. Note, Series REGS, 5.375%, 1/15/2021	1,285,875
300,000		Banco do Estado do Rio Grande do Sul SA, Sub., Series 144A, 7.375%, 2/2/2022	306,450
700,000		Banco General SA, Sr. Unsecd. Note, Series 144A, 4.125%, 8/7/2027	654,062
ARS 18,200,000	[1]	Banco Hipotecario SA, Unsecd. Note, Series 144A, 57.25%, (30-35 Day Argentina Dep Rates BADLAR Priv Bks ARS +4.000%), 11/7/2022	486,973
$1,000,000		Banco Inbursa SA Institucion de Banca Multiple, Sr. Unsecd. Note, Series 144A, 4.125%, 6/6/2024	952,500
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Banking—continued
$1,000,000	Banco Internacional del Peru SAA Interbank, Jr. Sub. Note, Series 144A, 8.50%, 4/23/2070	$1,058,760
500,000	Banco Internacional del Peru SAA Interbank, Sr. Unsecd. Note, Series 144A, 5.75%, 10/7/2020	517,380
500,000	Banco Internacional del Peru SAA Interbank, Unsecd. Note, Series 144A, 3.375%, 1/18/2023	476,250
ARS 6,300,000	Banco Macro SA, Sr. Unsecd. Note, Series 144A, 17.50%, 5/8/2022	108,802
$300,000	Banco Macro SA, Sub. Note, Series 144A, 6.75%, 11/4/2026	248,250
500,000	Banco Mercantil De Norte, Jr. Sub. Deb., Series REGS, 7.625%, 10/6/2167	491,255
1,000,000	Banco Mercantil Del Nort, Jr. Sub. Note, Series 144A, 5.75%, 10/4/2031	915,950
1,000,000	Banco Mercantil Del Nort, Jr. Sub. Note, Series 144A, 6.875%, 10/6/2067	991,450
800,000	Banco Nacional de Costa Rica, Sr. Unsecd. Note, Series 144A, 5.875%, 4/25/2021	768,500
500,000	Banco Reservas Rep Domin, Series 144A, 7.00%, 2/1/2023	508,125
250,000	Banco Reservas Rep Domin, Series REGS, 7.00%, 2/1/2023	254,063
1,200,000	Bancolombia S.A., 5.95%, 6/3/2021	1,244,412
1,900,000	Bancolombia S.A., Sub., 4.875%, 10/18/2027	1,833,120
1,300,000	Bangkok Bank Public Co. Ltd. (HK), Sr. Unsecd. Note, Series 144A, 4.05%, 3/19/2024	1,295,186
2,630,000	Bank of China Ltd., Series 144A, 5.00%, 11/13/2024	2,683,234
5,600,000	Bank of China Ltd., Sub. Note, Series REGS, 5.00%, 11/13/2024	5,713,350
400,000	CBQ Finance Ltd., Sub., Series REGS, 7.50%, 11/18/2019	411,838
500,000	Caixa Economica Federal, Series 144A, 3.50%, 11/7/2022	481,600
900,000	Caixa Economica Federal, Sr. Unsecd. Note, Series 144A, 4.25%, 5/13/2019	904,950
500,000	Caixa Economica Federal, Sub. Note, Series 144A, 7.25%, 7/23/2024	505,195
2,300,000	China Construction Bank Corp., Sub., Series EMTN, 4.25%, 8/20/2024	2,299,344
2,930,000	Corpbanca, Series 144A, 3.875%, 9/22/2019	2,936,287
800,000	DBS Group Holdings Ltd., Sr. Sub., Series 144A, 4.52%, 12/11/2028	809,828
4,400,000	DIB Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.75%, 7/20/2167	4,474,712
500,000	Development Bank of Mongolia, Sr. Unsecd. Note, Series 144A, 7.25%, 10/23/2023	488,125
1,200,000	Emirates NBD Tier 1 Ltd., Jr. Sub. Note, 5.75%, 11/30/2066	1,202,884
1,300,000	Export-Import Bank of India, Sr. Unsecd. Note, Series 144A, 3.875%, 2/1/2028	1,206,976
2,750,000	Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 3.875%, 10/2/2019	2,752,640
1,000,000	Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 4.00%, 1/14/2023	986,277
1,100,000	Global Bank Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 10/30/2019	1,113,695
500,000	Grupo Financiero Santander Mexico SAB de CV, Jr. Sub. Deb., 8.50%, 4/20/2167	536,250
200,000	ICICI Bank Ltd., Series REGS, 5.75%, 11/16/2020	206,710
2,000,000	ICICI Bank Ltd., Sr. Unsecd. Note, Series 144A, 5.75%, 11/16/2020	2,067,102
1,000,000	Industrial & Commercial Bank of China, Sr. Unsecd. Note, 3.538%, 11/8/2027	934,074
4,600,000	Industrial and Commercial Bank of China Ltd., Jr. Sub. Note, Series REGS, 6.00%, 12/10/2066	4,645,535
3,050,000	Industrial and Commercial Bank of China Ltd., Series 144A, 6.00%, 12/10/2066	3,080,192
1,500,000	Industrial Bank of Korea, Jr. Sub. Deb., Series REGS, 3.90%, 1/31/2167	1,433,248
550,000	Industrial Senior Trust, Sr. Unsecd. Note, Series REGS, 5.50%, 11/1/2022	538,313
1,300,000	Itau Unibanco Holding SA, Sub., Series REGS, 5.50%, 8/6/2022	1,325,350
500,000	Itau Unibanco Holding SA, Sub., Series REGS, 6.20%, 4/15/2020	514,500
1,700,000	Itau Unibanco Holding SA, Sub., Series REGS, 6.20%, 12/21/2021	1,762,917
1,000,000	Kasikornbank Public Co. Ltd, Sr. Unsecd. Note, Series EMTN, 3.256%, 7/12/2023	961,801
400,000	Krung Thai Bank PCL/Cayman Islands, Sub., Series EMTN, 5.20%, 12/26/2024	403,548
1,663,000	MTN Mauritius Investment Ltd., Sr. Unsecd. Note, Series 144A, 5.373%, 2/13/2022	1,605,751
1,300,000	MTN Mauritius Investment Ltd., Sr. Unsecd. Note, Series REGS, 4.755%, 11/11/2024	1,170,000
2,000,000	Multibank, Inc., Sr. Unsecd. Note, Series 144A, 4.375%, 11/9/2022	1,937,500
3,000,000	NBK Tier 1 Financing Ltd., Jr. Sub. Note, 5.75%, 10/9/2167	3,018,450
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Banking—continued
$1,500,000	National Bank of Oman, Jr. Sub. Deb., 7.875%, 5/18/2067	$1,536,576
1,300,000	Sberbank of Russia, Series REGS, 5.125%, 10/29/2022	1,283,745
1,000,000	Shinhan Bank, Series REGS, 2.25%, 4/15/2020	981,217
1,500,000	Shinhan Bank, Sub., Series 144A, 3.875%, 3/24/2026	1,422,665
3,025,000	Shinhan Bank, Sub., Series REGS, 3.75%, 9/20/2027	2,781,742
1,000,000	Syndicate Bank of London, Sr. Unsecd. Note, Series EMTN, 3.875%, 12/4/2019	994,274
700,000	T.C. Ziraat Bankasi A.S., Sr. Unsecd. Note, Series 144A, 5.125%, 9/29/2023	596,013
1,500,000	Talent Yield Investments, Sr. Unsecd. Note, Series REGS, 4.50%, 4/25/2022	1,505,151
1,000,000	Turkiye Garanti Bankasi AS, Sr. Unsecd. Note, Series 144A, 5.875%, 3/16/2023	932,472
2,000,000	Turkiye Halk Bankasi AS, Sr. Unsecd. Note, Series REGS, 3.875%, 2/5/2020	1,803,928
2,000,000	Turkiye Is Bankasi (Isbank) A.S., Sr. Unsecd. Note, Series REGS, 6.125%, 4/25/2024	1,664,810
1,200,000	Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, Series REGS, 5.75%, 1/30/2023	1,038,910
1,000,000	Turkiye Vakiflar Bankasi T.A.O., Sub., Series REGS, 6.00%, 11/1/2022	827,500
1,200,000	United Bank for Africa PLC, Sr. Unsecd. Note, Series REGS, 7.75%, 6/8/2022	1,210,188
1,200,000	VTB Bank OJSC, Sub. Note, Series REGS, 9.50%, 12/6/2066	1,145,136
2,850,000	VTB Capital SA, Sub., Series REGS, 6.95%, 10/17/2022	2,799,310
2,000,000	Wanda Properties International Co., Sr. Unsecd. Note, 7.25%, 1/29/2024	1,860,834
1,600,000	Woori Bank, Jr. Sub. Deb., Series 144A, 5.25%, 11/16/2166	1,563,816
300,000	Woori Bank, Series REGS, 5.00%, 6/10/2045	300,295
500,000	Woori Bank, Sr. Unsecd. Note, Series 144A, 2.625%, 7/20/2021	484,795
800,000	Woori Bank, Sub. Note, Series 144A, 5.875%, 4/13/2021	832,883
1,500,000	Yapi ve Kredi Bankasi A.S., Sr. Unsecd. Note, Series REGS, 5.125%, 10/22/2019	1,462,654
	TOTAL	121,753,123
	Beverage & Tobacco—0.2%
500,000	Becle SA de CV, Sr. Unsecd. Note, Series 144A, 3.75%, 5/13/2025	477,031
1,070,000	Central American Bottling Corp., Sr. Unsecd. Note, Series REGS, 5.75%, 1/31/2027	1,057,171
361,000	Embotelladora Andina S.A., Sr. Unsecd. Note, Series REGS, 5.00%, 10/1/2023	372,980
	TOTAL	1,907,182
	Broadcast Radio & TV—0.1%
430,000	Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	534,041
	Building & Development—0.1%
800,000	Odebrecht SA, Company Guarantee, Series 144A, 7.50%, 12/14/2066	139,504
700,000	Turkiye Sise ve Cam Fabrikalari A.S., Sr. Unsecd. Note, Series REGS, 4.25%, 5/9/2020	677,432
	TOTAL	816,936
	Building Materials—0.4%
1,500,000	Cemex, Sab De Cv, Series 144A, 7.75%, 4/16/2026	1,591,875
800,000	Cemex, Sab De Cv, Series REGS, 6.125%, 5/5/2025	796,000
500,000	Votorantim Celulose e Papel SA, Company Guarantee, Series 144A, 7.25%, 4/5/2041	514,850
300,000	West China Cement Ltd., Sr. Unsecd. Note, 6.50%, 9/11/2019	302,541
	TOTAL	3,205,266
	Business Equipment & Services—0.3%
2,400,000	GNL Quintero SA, Sr. Unsecd. Note, Series REGS, 4.634%, 7/31/2029	2,328,000
	Cable & Wireless Television—0.2%
1,798,000	Vtr Finance Bv, Series REGS, 6.875%, 1/15/2024	1,827,218
	Chemicals & Plastics—3.6%
1,300,000	Alfa S.A., Sr. Unsecd. Note, Series REGS, 6.875%, 3/25/2044	1,300,988
1,000,000	Alpek Sa De Cv, Sr. Unsecd. Note, Series 144A, 5.375%, 8/8/2023	1,019,600
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Chemicals & Plastics—continued
$2,200,000	Alpek Sa De Cv, Sr. Unsecd. Note, Series REGS, 4.50%, 11/20/2022	$2,161,500
1,000,000	Braskem Finance Ltd., Series REGS, 5.75%, 4/15/2021	1,028,760
500,000	Braskem Finance Ltd., Sr. Unsecd. Note, Series REGS, 7.00%, 5/7/2020	520,000
1,250,000	Braskem Netherlands Finance BV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/10/2028	1,156,250
1,600,000	CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 3.50%, 7/19/2022	1,544,690
1,000,000	CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.125%, 3/14/2021	996,891
1,700,000	CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.125%, 7/19/2027	1,574,538
2,500,000	CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.875%, 3/14/2025	2,483,725
1,200,000	Cydsa SAB de CV, Sr. Unsecd. Note, Series 144A, 6.25%, 10/4/2027	1,121,412
2,000,000	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series REGS, 6.875%, 4/25/2044	2,095,050
2,600,000	Mexichem SA de CV, Sr. Unsecd. Note, Series 144A, 5.50%, 1/15/2048	2,293,226
1,800,000	Mexichem SA de CV, Sr. Unsecd. Note, Series REGS, 4.00%, 10/4/2027	1,602,000
1,000,000	Mexichem SA de CV, Sr. Unsecd. Note, Series REGS, 5.875%, 9/17/2044	917,430
400,000	OCP SA, Sr. Unsecd. Note, Series REGS, 4.50%, 10/22/2025	379,370
900,000	PTT Global Chemical PCL, Series REGS, 4.25%, 9/19/2022	902,070
2,500,000	Petkim Petrokimya Holding A.S., Sr. Unsecd. Note, Series 144A, 5.875%, 1/26/2023	2,298,435
1,250,000	SABIC Capital I BV, Sr. Unsecd. Note, Series 144A, 4.50%, 10/10/2028	1,227,375
2,000,000	Sasol Financing USA LLC, Sr. Unsecd. Note, 5.875%, 3/27/2024	2,017,274
	TOTAL	28,640,584
	Conglomerates—0.3%
2,492,000	Voto-Votorantim O/S Trad, Series REGS, 6.625%, 9/25/2019	2,551,185
	Consumer Products—0.4%
1,167,000	Controladora Mabe S.A. de C.V., Sr. Unsecd. Note, Series 144A, 5.60%, 10/23/2028	1,123,238
1,780,000	Fomento Economico Mexicano, SA de C.V., 2.875%, 5/10/2023	1,686,717
	TOTAL	2,809,955
	Farming & Agriculture—0.4%
3,000,000	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 5/24/2023	2,960,550
	Finance—1.7%
500,000	CIELO S.A./Cielo USA, Inc., Sr. Unsecd. Note, Series 144A, 3.75%, 11/16/2022	472,000
1,000,000	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 7/15/2025	995,010
1,200,000	Corp Financi De Desarrol, Sub. Note, Series 144A, 5.25%, 7/15/2029	1,212,600
300,000	Credito Real Sab de CV, Jr. Sub. Deb., Series REGS, 9.125%, 5/29/2067	295,803
1,500,000	Grupo Aval Ltd., Sr. Unsecd. Note, Series 144A, 4.75%, 9/26/2022	1,474,890
1,000,000	Gruposura Finance, Sr. Unsecd. Note, Series 144A, 5.50%, 4/29/2026	1,010,000
2,800,000	Huarong Finance 2017 Co. Ltd., Sr. Unsecd. Note, Series EMTN, 4.25%, 11/7/2027	2,489,802
1,500,000	ICD Sukuk Co. Ltd., Sr. Unsecd. Note, Series EMTN, 5.00%, 2/1/2027	1,479,240
1,000,000	MAF Global Securities, Jr. Sub. Deb., 6.375%, 9/20/2167	928,104
1,300,000	MAF Global Securities, Jr. Sub. Note, 5.50%, 9/7/2167	1,238,926
1,000,000	Ooredoo Intl Finance, Sr. Unsecd. Note, Series REGS, 3.75%, 6/22/2026	945,200
500,000	QNB Finansbank AS/Turkey, Sr. Unsecd. Note, Series REGS, 6.25%, 4/30/2019	500,875
650,000	SURA Asset Management SA, Sr. Unsecd. Note, Series 144A, 4.375%, 4/11/2027	615,881
	TOTAL	13,658,331
	Financial Intermediaries—1.1%
1,500,000	Huarong Finance II Co. Ltd., Sr. Unsecd. Note, Series EMTN, 3.25%, 6/3/2021	1,451,025
1,500,000	ICD Funding Ltd., Sr. Unsecd. Note, 4.625%, 5/21/2024	1,488,537
2,500,000	Ooredoo International Finance Ltd., Series REGS, 3.875%, 1/31/2028	2,356,090
2,500,000	Ooredoo International Finance Ltd., Sr. Unsecd. Note, Series REGS, 5.00%, 10/19/2025	2,561,152
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Intermediaries—continued
$1,000,000		Trust F/1401, Sr. Unsecd. Note, Series 144A, 5.25%, 1/30/2026	$984,010
		TOTAL	8,840,814
		Food & Drug Retailers—0.2%
200,000		Cencosud SA, Series REGS, 4.875%, 1/20/2023	195,881
1,000,000		Cencosud SA, Sr. Unsecd. Note, Series 144A, 5.50%, 1/20/2021	1,029,510
		TOTAL	1,225,391
		Food Products—2.1%
850,000		BFF International Ltd., Sr. Unsecd. Note, Series 144A, 7.25%, 1/28/2020	869,125
1,500,000		BFF International Ltd., Sr. Unsecd. Note, Series REGS, 7.25%, 1/28/2020	1,533,750
1,000,000		ESAL GmbH, Sr. Unsecd. Note, Series REGS, 6.25%, 2/5/2023	987,500
1,583,000		Gruma Sab De Cv, Sr. Unsecd. Note, Series REGS, 4.875%, 12/1/2024	1,602,787
500,000		Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.70%, 11/10/2047	440,500
4,300,000		Grupo Bimbo SAB de CV, Sub., Series 144A, 5.95%, 7/17/2167	4,273,340
500,000		JBS Investments GmbH, Sr. Unsecd. Note, Series 144A, 7.25%, 4/3/2024	506,250
300,000		JGSH Philippines Ltd., Sr. Unsecd. Note, 4.375%, 1/23/2023	295,387
500,000		Marfrig Holding Europe BV, Sr. Unsecd. Note, Series 144A, 7.00%, 3/15/2024	480,500
700,000		Marfrig Holding Europe BV, Sr. Unsecd. Note, Series REGS, 6.875%, 6/24/2019	710,500
1,000,000		Marfrig Holding Europe BV, Sr. Unsecd. Note, Series REGS, 8.00%, 6/8/2023	1,015,000
700,000		Minerva Luxembourg SA, Sr. Unsecd. Note, Series 144A, 6.50%, 9/20/2026	649,250
3,500,000		SIGMA Finance NL, Sr. Unsecd. Note, Series 144A, 4.875%, 3/27/2028	3,307,500
		TOTAL	16,671,389
		Food Services—0.2%
1,900,000		MARB BondCo PLC, Sr. Unsecd. Note, Series 144A, 6.875%, 1/19/2025	1,791,368
		Forest Products—0.7%
300,000		Inversiones CMPC SA, Sr. Unsecd. Note, Series 144A, 4.50%, 4/25/2022	302,242
1,400,000		Klabin Finance SA, Sr. Unsecd. Note, Series 144A, 4.875%, 9/19/2027	1,271,830
3,400,000		Suzano Austria GmbH, Sr. Unsecd. Note, Series 144A, 7.00%, 3/16/2047	3,563,200
		TOTAL	5,137,272
		Hotels, Motels, Inns & Casinos—0.0%
300,000		Grupo Posadas SA de C.V., Sr. Secd. Note, Series REGS, 7.875%, 6/30/2022	306,375
		Industrial Products & Equipment—0.4%
400,000	[1]	BOC Aviation Ltd., Sr. Unsecd. Note, Series 144A, 3.6085%, (3-month USLIBOR +1.050%), 5/2/2021	402,700
1,000,000		Cemex Finance LLC, Series REGS, 6.00%, 4/1/2024	1,000,250
1,897,000		Grupo Kuo SAB DE CV, Sr. Unsecd. Note, Series 144A, 5.75%, 7/7/2027	1,783,882
		TOTAL	3,186,832
		Insurance—0.3%
2,400,000		Kyobo Life Insurance Co. Ltd, Sub., Series REGS, 3.95%, 7/24/2047	2,307,284
		Metals & Mining—3.8%
1,100,000		CSN Islands XII Corp., Sr. Unsecd. Note, Series REGS, 7.00%, 12/23/2066	827,750
1,000,000		Chinalco Capital Holdings Ltd., Sr. Unsecd. Note, 4.00%, 8/25/2021	964,769
1,000,000		Cia Brasileira de Alumin, Sr. Unsecd. Note, Series REGS, 6.75%, 4/5/2021	1,044,000
950,000		Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 7/17/2042	846,566
433,000		Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.50%, 9/16/2025	431,092
1,000,000		Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/4/2044	981,332
1,000,000		Evraz Group SA, Sr. Unsecd. Note, 8.25%, 1/28/2021	1,060,500
700,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 4/16/2044	728,882
1,300,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, Series REGS, 5.893%, 4/29/2024	1,332,500
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Metals & Mining—continued
$1,000,000	Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	$1,040,000
800,000	Gerdau Trade, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 10/24/2027	745,400
400,000	JSW Steel Ltd., Sr. Unsecd. Note, 4.75%, 11/12/2019	399,500
400,000	JSW Steel Ltd., Sr. Unsecd. Note, 5.25%, 4/13/2022	390,490
2,000,000	Metinvest BV, Sr. Unsecd. Note, Series REGS, 7.75%, 4/23/2023	1,927,500
2,500,000	Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.20%, 7/27/2026	2,393,528
1,350,000	POSCO, Sr. Unsecd. Note, Series 144A, 4.00%, 8/1/2023	1,340,630
1,600,000	Rusal Capital DAC, Sr. Unsecd. Note, Series REGS, 4.85%, 2/1/2023	1,136,000
2,000,000	Southern Copper Corp., Sr. Unsecd. Note, 5.25%, 11/8/2042	1,954,617
840,000	Southern Copper Corp., Sr. Unsecd. Note, 5.875%, 4/23/2045	878,589
1,000,000	VM Holding S.A., Sr. Unsecd. Note, Series 144A, 5.375%, 5/4/2027	975,010
5,276,000	Vale Overseas Ltd., Sr. Unsecd. Note, 6.25%, 8/10/2026	5,645,320
600,000	Vale Overseas Ltd., Sr. Unsecd. Note, 6.875%, 11/10/2039	676,500
950,000	Vedanta Resources PLC, Series REGS, 8.25%, 6/7/2021	968,050
500,000	Vedanta Resources PLC, Sr. Unsecd. Note, Series 144A, 6.125%, 8/9/2024	443,672
1,000,000	Volcan Compania Minera S.A.A., Series 144A, 5.375%, 2/2/2022	1,010,750
	TOTAL	30,142,947
	Oil & Gas—14.0%
1,267,000	AI Candelaria Spain SLU, Sr. Secd. Note, Series 144A, 7.50%, 12/15/2028	1,251,162
700,000	Abu Dhabi Crude Oil Pipeline, Series 144A, 4.60%, 11/2/2047	664,294
800,000	Bprl, Int. Singa, Sr. Unsecd. Note, Series EMTN, 4.375%, 1/18/2027	739,129
3,000,000	CNOOC Finance 2013 Ltd., 4.25%, 5/9/2043	2,768,526
8,000,000	CNOOC Finance 2014 ULC, 4.25%, 4/30/2024	8,035,576
1,100,000	CNOOC Finance 2015 U.S.A. LLC, Sr. Unsecd. Note, 3.75%, 5/2/2023	1,087,500
1,250,000	CNOOC Finance 2015 U.S.A. LLC, Sr. Unsecd. Note, 4.375%, 5/2/2028	1,245,601
690,900	Cometa Energia SA de CV, Sec. Fac. Bond, Series 144A, 6.375%, 4/24/2035	670,035
1,000,000	Cosan Ltd., Sr. Unsecd. Note, Series 144A, 5.95%, 9/20/2024	962,760
1,883,000	Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 9/18/2023	1,973,384
1,150,000	Empresa Nacional del Petroleo, Sr. Unsecd. Note, Series 144A, 5.25%, 11/6/2029	1,146,406
2,000,000	Gazprom Via Gaz Capital SA, Sr. Unsecd. Note, Series REGS, 4.95%, 3/23/2027	1,913,972
1,300,000	Geopark Ltd., Series 144A, 6.50%, 9/21/2024	1,298,375
700,000	Gran Tierra Energy, Inc., Sr. Unsecd. Note, Series 144A, 6.25%, 2/15/2025	672,000
1,800,000	Hunt Oil Co. of Peru, Sr. Unsecd. Note, Series 144A, 6.375%, 6/1/2028	1,830,960
2,100,000	KazMunayGas National Co. JSC, Sr. Unsecd. Note, Series 144A, 4.75%, 4/19/2027	2,060,602
1,000,000	KazMunayGas National Co. JSC, Sr. Unsecd. Note, Series 144A, 5.375%, 4/24/2030	995,300
3,900,000	KazMunayGas National Co. JSC, Sr. Unsecd. Note, Series REGS, 4.75%, 4/19/2027	3,826,832
300,000	Koc Holding A.S., Sr. Unsecd. Note, Series REGS, 5.25%, 3/15/2023	283,254
700,000	Korea National Oil Corp., Sr. Unsecd. Note, Series REGS, 2.50%, 10/24/2026	618,839
3,163,000	ONGC Videsh Ltd., 3.75%, 5/7/2023	3,044,113
337,500	Odebrecht Drill VIII/IX, Series 144A, 6.35%, 12/1/2021	333,281
1,300,000	Oil & Gas Holdings, Sr. Unsecd. Note, Series 144A, 7.625%, 11/7/2024	1,300,000
1,300,000	PTTEP Treasury Center Co. Ltd., Jr. Sub. Deb., Series REGS, 4.60%, 1/17/2167	1,250,282
1,026,000	PTTEP Treasury Center Co. Ltd., Jr. Sub. Note, Series REGS, 4.875%, 12/18/2066	1,030,934
1,150,000	Pertamina Persero PT, Sr. Unsecd. Note, Series 144A, 6.50%, 11/7/2048	1,127,702
1,950,000	Pertamina Persero PT, Sr. Unsecd. Note, Series REGS, 5.625%, 5/20/2043	1,766,905
351,000	Pertamina PT, Note, Series REGS, 5.25%, 5/23/2021	361,233
1,700,000	Pertamina PT, Series 144A, 4.30%, 5/20/2023	1,664,876
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Oil & Gas—continued
$500,000	Perusahaan Gas Negara PT, Sr. Unsecd. Note, Series REGS, 5.125%, 5/16/2024	$496,258
2,300,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	2,218,350
2,550,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 5.75%, 2/1/2029	2,365,125
3,200,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 6.125%, 1/17/2022	3,324,000
3,300,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 7.375%, 1/17/2027	3,431,505
3,300,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 8.375%, 5/23/2021	3,612,180
906,000	Petrobras Global Finance BV, Sr. Unsecd. Note, Series WI, 5.299%, 1/27/2025	866,363
3,605,000	Petrobras Global Finance BV, Sr. Unsecd. Note, Series WI, 5.999%, 1/27/2028	3,428,355
1,500,000	Petroleos del Peru SA, Sr. Unsecd. Note, Series 144A, 4.75%, 6/19/2032	1,393,500
1,800,000	Petroleos Mexicanos, Company Guarantee, 6.00%, 3/5/2020	1,826,982
3,000,000	Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/24/2022	2,976,390
3,375,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.50%, 3/13/2027	3,278,812
850,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.75%, 9/21/2047	734,315
3,410,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.875%, 8/4/2026	3,404,885
4,970,000	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 5.35%, 2/12/2028	4,440,198
2,670,000	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.35%, 2/12/2048	2,226,513
1,890,000	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.50%, 1/23/2029	1,809,202
493,667	Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 6.00%, 5/8/2022	433,760
600,000	Petronas Capital Ltd., Sr. Unsecd. Note, Series REGS, 4.50%, 3/18/2045	587,425
500,000	Puma International Financing SA, Sr. Unsecd. Note, Series 144A, 5.125%, 10/6/2024	421,299
1,000,000	Reliance Holding USA, Inc., Sr. Unsecd. Note, Series 144A, 5.40%, 2/14/2022	1,032,144
1,000,000	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 3.667%, 11/30/2027	905,777
1,900,000	Rosneft Oil Co., Series 144A, 4.199%, 3/6/2022	1,852,975
800,000	SEPLAT Petroleum Development Co. PLC, Sr. Unsecd. Note, Series 144A, 9.25%, 4/1/2023	814,000
2,500,000	Saka Energi Indonesia PT, Sr. Unsecd. Note, Series 144A, 4.45%, 5/5/2024	2,308,417
2,500,000	Sinochem Offshore Capital Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.25%, 4/29/2019	2,494,431
1,400,000	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, Series 144A, 3.25%, 4/28/2025	1,312,170
2,100,000	Sinopec Group Overseas Development 2017 Ltd., Sr. Unsecd. Note, Series 144A, 3.625%, 4/12/2027	1,977,580
1,000,000	Southern Gas Corridor CJSC, Unsecd. Note, Series 144A, 6.875%, 3/24/2026	1,075,719
1,000,000	State Oil Co Of The Azer, Series EMTN, 4.75%, 3/13/2023	989,645
900,000	Transport de Gas Peru, Series 144A, 4.25%, 4/30/2028	876,375
300,000	Transprtdra De Gas Intl, Sr. Unsecd. Note, Series 144A, 5.55%, 11/1/2028	302,280
3,000,000	Tullow Oil PLC, Sr. Unsecd. Note, Series 144A, 7.00%, 3/1/2025	2,944,050
700,000	Ultrapar International SA, Sr. Unsecd. Note, Series 144A, 5.25%, 10/6/2026	666,757
1,300,000	YPF Sociedad Anonima, Sr. Unsecd. Note, Series 144A, 6.95%, 7/21/2027	1,103,635
250,000	YPF Sociedad Anonima, Sr. Unsecd. Note, Series 144A, 8.50%, 3/23/2021	253,313
	TOTAL	110,108,518
	Paper Products—0.2%
1,500,000	Fibria Overseas Finance, Sr. Unsecd. Note, 4.00%, 1/14/2025	1,407,360
	Pharmaceuticals—0.7%
2,700,000	Inretail Pharma SA, Sr. Unsecd. Note, Series 144A, 5.375%, 5/2/2023	2,744,550
2,000,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 2.80%, 7/21/2023	1,766,283
1,000,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.15%, 10/1/2026	816,070
	TOTAL	5,326,903
	Rail Industry—0.1%
200,000	Georgian Railway JSC, Sr. Unsecd. Note, Series REGS, 7.75%, 7/11/2022	212,165
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Rail Industry—continued
$629,486	Panama Canal Railway Co., Sec. Fac. Bond, Series 144A, 7.00%, 11/1/2026	$631,066
	TOTAL	843,231
	Real Estate—2.8%
1,500,000	China Evergrande Group, Sec. Fac. Bond, 6.25%, 6/28/2021	1,336,947
5,300,000	China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.95%, 11/15/2022	5,216,504
2,200,000	Country Garden Holdings Co., Sr. Unsecd. Note, 7.50%, 3/9/2020	2,206,833
1,200,000	Dar Al-Arkan Sukuk Co. Ltd., Sr. Unsecd. Note, 6.50%, 5/28/2019	1,205,082
4,300,000	Franshion Brilliant Ltd., 5.75%, 3/19/2019	4,331,368
2,500,000	Franshion Brilliant Ltd., Sub. Note, 5.75%, 7/17/2067	2,282,513
1,200,000	Longfor Properties, Sr. Unsecd. Note, 3.875%, 7/13/2022	1,134,728
1,500,000	Longfor Properties, Sr. Unsecd. Note, 4.50%, 1/16/2028	1,270,916
1,400,000	Shimao Property Holdings Ltd., Sr. Unsecd. Note, 4.75%, 7/3/2022	1,245,940
1,511,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 1/23/2022	1,444,348
	TOTAL	21,675,179
	Retailers—0.9%
1,000,000	Eurotorg (Bonitron DAC), Sr. Unsecd. Note, Series REGS, 8.75%, 10/30/2022	1,011,572
1,100,000	Golden Eagle Retail Group Ltd., Sr. Unsecd. Note, Series REGS, 4.625%, 5/21/2023	946,000
2,200,000	JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	1,979,735
400,000	SM Investments Corp., Sr. Unsecd. Note, 4.25%, 10/17/2019	400,758
2,400,000	Saci Falabella, Series REGS, 3.75%, 4/30/2023	2,347,693
300,000	Saci Falabella, Sr. Unsecd. Note, Series 144A, 3.75%, 4/30/2023	293,461
	TOTAL	6,979,219
	Sovereign—0.5%
3,400,000	KSA Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 4.303%, 1/19/2029	3,331,748
500,000	Kazakhstan Temir Zholy, Sr. Unsecd. Note, Series REGS, 6.95%, 7/10/2042	543,322
	TOTAL	3,875,070
	State/Provincial—0.8%
780,000	Brazil Minas SPE, Series 144A, 5.333%, 2/15/2028	757,575
2,200,000	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.95%, 2/19/2021	2,229,040
800,000	Province of Santa Fe, Sr. Unsecd. Note, Series 144A, 7.00%, 3/23/2023	688,160
1,700,000	Provincia De Buenos Aires, Series REGS, 10.875%, 1/26/2021	1,712,750
1,400,000	Provincia De Buenos Aires, Sr. Unsecd. Note, Series 144A, 7.875%, 6/15/2027	1,094,114
	TOTAL	6,481,639
	Technology Services—1.4%
2,300,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.40%, 12/6/2027	2,104,858
3,000,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.60%, 11/28/2024	2,925,472
1,600,000	Baidu, Inc., Sr. Unsecd. Note, 3.625%, 7/6/2027	1,479,886
1,500,000	Baidu, Inc., Sr. Unsecd. Note, 3.875%, 9/29/2023	1,482,615
500,000	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.595%, 1/19/2028	459,314
2,500,000	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.80%, 2/11/2025	2,410,813
	TOTAL	10,862,958
	Telecommunications & Cellular—3.1%
500,000	America Movil S.A.B. de C.V., 3.125%, 7/16/2022	487,074
1,025,000	America Movil S.A.B. de C.V., Company Guarantee, 5.00%, 3/30/2020	1,044,979
MXN 84,500,000	America Movil S.A.B. de C.V., Sr. Secd. Note, 6.00%, 6/9/2019	4,068,954
$800,000	Axtel SAB de CV, Series 144A, 6.375%, 11/14/2024	768,000
1,800,000	Bharti Airtel International Netherlands BV, Series REGS, 5.125%, 3/11/2023	1,749,949
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Telecommunications & Cellular—continued
$700,000	Bharti Airtel International Netherlands BV, Sr. Unsecd. Note, Series 144A, 5.125%, 3/11/2023	$680,536
1,500,000	Colombia Telecomunicaciones SA ESP, Sr. Unsecd. Note, Series REGS, 5.375%, 9/27/2022	1,497,015
800,000	Comcel Trust, Series REGS, 6.875%, 2/6/2024	820,800
500,000	Digicel Group Ltd., Sr. Unsecd. Note, Series REGS, 8.25%, 9/30/2020	359,375
400,000	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 7.125%, 4/1/2022	251,000
500,000	Digicel Ltd., Sr. Unsecd. Note, Series REGS, 6.75%, 3/1/2023	403,750
800,000	Empresa Nacional de Telecomunicaciones S.A., Sr. Unsecd. Note, Series 144A, 4.75%, 8/1/2026	747,779
800,000	GTH Finance B.V., Sr. Unsecd. Note, Series 144A, 6.25%, 4/26/2020	812,112
1,500,000	HTA Group Ltd., Sr. Unsecd. Note, Series 144A, 9.125%, 3/8/2022	1,535,625
700,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, Series REGS, 9.50%, 10/27/2021	707,929
800,000	Liquid Telecommunications Financing PLC, Sec. Fac. Bond, Series 144A, 8.50%, 7/13/2022	820,059
3,000,000	Oztel Holdings SPC Ltd., Sec. Fac. Bond, Series 144A, 6.625%, 4/24/2028	2,948,778
1,000,000	Oztel Holdings SPC Ltd., Sec. Fac. Bond, Series REGS, 6.625%, 4/24/2028	982,926
1,500,000	SK Telecom Co. Ltd., Sr. Unsecd. Note, Series 144A, 3.75%, 4/16/2023	1,484,219
200,000	Telfon Celuar Del Paraguay, Sr. Unsecd. Note, Series REGS, 6.75%, 12/13/2022	203,768
460,000	Turkcell Iletisim Hizmetleri A.S., Sr. Unsecd. Note, Series 144A, 5.80%, 4/11/2028	399,517
1,900,000	Veon Holdings BV, Sr. Unsecd. Note, Series REGS, 5.95%, 2/13/2023	1,912,616
	TOTAL	24,686,760
	Transportation—0.8%
1,000,000	CAR, Inc., Sr. Unsecd. Note, Series REGS, 6.125%, 2/4/2020	972,500
700,000	DP World Crescent Ltd, Sr. Unsecd. Note, Series 144A, 4.848%, 9/26/2028	685,388
200,000	DP World Ltd., Series REGS, 6.85%, 7/2/2037	223,538
1,210,000	DP World Ltd., Sr. Unsecd. Note, Series 144A, 5.625%, 9/25/2048	1,147,746
2,050,000	Empresa De Transporte ME, Sr. Unsecd. Note, Series 144A, 5.00%, 1/25/2047	2,055,145
1,000,000	Lima Metro Line 2 Finance Ltd., Series 144A, 5.875%, 7/5/2034	1,011,225
	TOTAL	6,095,542
	Utilities—4.5%
1,000,000	ACWA Power Management and Investments One Ltd., Sec. Fac. Bond, Series REGS, 5.95%, 12/15/2039	948,081
2,000,000	Abu Dhabi National Energy Co. PJSC, Sr. Unsecd. Note, Series 144A, 4.875%, 4/23/2030	1,991,440
700,000	Azure Power Energy Ltd., Series 144A, 5.50%, 11/3/2022	659,348
500,000	Cemig Geracao E Transmissao SA, Sr. Unsecd. Note, Series 144A, 9.25%, 12/5/2024	534,625
700,000	Centrais Eletricas Brasileiras SA, Sr. Unsecd. Note, Series REGS, 6.875%, 7/30/2019	714,350
2,151,000	China Oil & Gas Group Ltd., Sr. Unsecd. Note, 5.00%, 5/7/2020	2,151,000
1,400,000	Colbun SA, Sr. Unsecd. Note, Series 144A, 3.95%, 10/11/2027	1,289,785
1,100,000	Comision Federal de Electricidad, Sr. Unsecd. Note, Series 144A, 4.875%, 1/15/2024	1,088,186
515,000	Enersis Americas SA, Sr. Unsecd. Note, 4.00%, 10/25/2026	483,312
700,000	Eskom Holdings Ltd., Sr. Unsecd. Note, Series 144A, 6.35%, 8/10/2028	676,655
1,400,000	Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.75%, 1/26/2021	1,344,028
2,000,000	Eskom Holdings Ltd., Unsecd. Note, Series REGS, 7.125%, 2/11/2025	1,877,112
1,600,000	Hrvatska Elektroprivreda, Sr. Unsecd. Note, Series 144A, 5.875%, 10/23/2022	1,668,888
1,000,000	Indo Energy Finance II, Series REGS, 6.375%, 1/24/2023	960,500
1,400,000	Inkia Energy Ltd., Sr. Unsecd. Note, Series REGS, 5.875%, 11/9/2027	1,327,914
850,000	Instituto Costarricense de Electricidad, Sr. Unsecd. Note, Series REGS, 6.375%, 5/15/2043	606,688
1,400,000	Israel Electric Corp. Ltd., Sec. Fac. Bond, Series GMTN, 4.25%, 8/14/2028	1,330,938
750,000	Minejesa Capital BV, Sec. Fac. Bond, Series 144A, 4.625%, 8/10/2030	663,705
1,050,000	Minejesa Capital BV, Sec. Fac. Bond, Series 144A, 5.625%, 8/10/2037	929,129
1,500,000	NTPC Ltd., Sr. Unsecd. Note, Series EMTN, 4.50%, 3/19/2028	1,421,490
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Utilities—continued
$1,900,000	OMGRID Funding Ltd., Sr. Unsecd. Note, Series 144A, 5.196%, 5/16/2027	$1,730,083
3,000,000	Perusahaan Listrik Negara PT, Sr. Unsecd. Note, Series 144A, 4.125%, 5/15/2027	2,707,589
1,300,000	Rec Ltd., Sr. Unsecd. Note, Series 144A, 5.25%, 11/13/2023	1,292,681
500,000	SK E&S Co. Ltd., Sub. Note, Series REGS, 4.875%, 5/26/2167	493,750
3,000,000	State Grid Overseas Investment 2016 Ltd., Series 144A, 3.50%, 5/4/2027	2,815,292
2,400,000	State Grid Overseas Investment 2016 Ltd., Sr. Unsecd. Note, Series 144A, 4.25%, 5/2/2028	2,380,179
1,000,000	TNB Global Ventures Capital Bhd, Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026	913,719
300,000	Yingde Gases Investment Ltd., Series 144A, 6.25%, 1/19/2023	281,837
	TOTAL	35,282,304
	TOTAL CORPORATE BONDS (IDENTIFIED COST $509,627,915)	496,990,607
	FOREIGN GOVERNMENTS/AGENCIES—30.3%
	Banking—0.1%
500,000	Banque Centrale de Tunisia International Bond, Sr. Unsecd. Note, Series REGS, 5.75%, 1/30/2025	423,883
600,000	Export Credit Bank of Turkey, Sr. Unsecd. Note, Series 144A, 4.25%, 9/18/2022	525,520
	TOTAL	949,403
	Corporate—0.1%
1,000,000	1MDB Global Investments Ltd., Sr. Unsecd. Note, Series REGS, 4.40%, 3/9/2023	936,415
	Oil & Gas—0.3%
2,400,000	Arab Petroleum Investments Corp., Sr. Unsecd. Note, Series 144A, 4.125%, 9/18/2023	2,404,697
	Sovereign—29.8%
250,000	Angola, Government of, Sr. Unsecd. Note, 7.00%, 8/17/2019	250,923
2,800,000	Angola, Government of, Sr. Unsecd. Note, Series 144A, 8.25%, 5/9/2028	2,797,172
1,500,000	Angola, Government of, Sr. Unsecd. Note, Series REGS, 9.375%, 5/8/2048	1,507,620
1,400,000	Argentina, Government of, Sr. Unsecd. Note, 2.50%, 12/31/2038	784,000
300,000	Argentina, Government of, Sr. Unsecd. Note, 4.625%, 1/11/2023	254,250
2,430,000	Argentina, Government of, Sr. Unsecd. Note, 5.625%, 1/26/2022	2,187,000
6,600,000	Argentina, Government of, Sr. Unsecd. Note, 5.875%, 1/11/2028	5,115,000
400,000	Argentina, Government of, Sr. Unsecd. Note, 6.25%, 4/22/2019	402,200
2,250,000	Argentina, Government of, Sr. Unsecd. Note, 6.875%, 4/22/2021	2,154,375
4,705,000	Argentina, Government of, Sr. Unsecd. Note, 6.875%, 1/26/2027	3,935,732
5,730,000	Argentina, Government of, Sr. Unsecd. Note, 6.875%, 1/11/2048	4,225,875
1,000,000	Argentina, Government of, Sr. Unsecd. Note, 7.125%, 6/28/2117	745,000
4,300,000	Argentina, Government of, Sr. Unsecd. Note, 7.50%, 4/22/2026	3,775,400
1,000,000	Argentina, Government of, Sr. Unsecd. Note, 7.625%, 4/22/2046	787,000
2,500,000	Argentina, Government of, Sr. Unsecd. Note, 8.00%, 10/8/2020	2,475,447
2,600,000	Argentina, Government of, Unsecd. Note, 8.75%, 5/7/2024	2,652,000
200,000	Armenia, Government of, Sr. Unsecd. Note, Series REGS, 7.15%, 3/26/2025	208,340
1,500,000	Azerbaijan, Government of, Sr. Unsecd. Note, Series REGS, 4.75%, 3/18/2024	1,477,500
450,000	Bahamas, Government of, Sr. Unsecd. Note, Series REGS, 6.95%, 11/20/2029	481,500
4,000,000	Bahrain, Government of, Sr. Unsecd. Note, Series 144A, 7.00%, 10/12/2028	3,904,560
2,300,000	Bahrain, Government of, Sr. Unsecd. Note, Series REGS, 7.00%, 1/26/2026	2,301,159
2,000,000	Bolivia, Government of, Sr. Unsecd. Note, Series REGS, 4.50%, 3/20/2028	1,845,000
1,350,000	Brazil, Government of, Sr. Secd. Note, 5.625%, 2/21/2047	1,211,625
5,300,000	Brazil, Government of, Sr. Unsecd. Note, 4.625%, 1/13/2028	4,979,350
1,000,000	Brazil, Government of, Sr. Unsecd. Note, 5.00%, 1/27/2045	835,000
1,330,000	Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/19/2025	1,384,368
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$3,500,000		Colombia, Government of, Sr. Unsecd. Note, 3.875%, 4/25/2027	$3,335,500
600,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	607,800
1,056,000		Colombia, Government of, Sr. Unsecd. Note, 4.50%, 3/15/2029	1,041,755
600,000		Colombia, Government of, Sr. Unsecd. Note, 5.00%, 6/15/2045	567,306
2,000,000		Colombia, Government of, Sr. Unsecd. Note, 5.625%, 2/26/2044	2,045,000
COP 5,900,000,000		Colombia, Government of, Sr. Unsecd. Note, 6.00%, 4/28/2028	1,686,083
$1,000,000		Costa Rica, Government of, Series 144A, 5.625%, 4/30/2043	727,500
1,200,000		Dominican Republic, Government of, Series 144A, 5.875%, 4/18/2024	1,216,596
2,400,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 5.50%, 1/27/2025	2,367,600
900,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 5.95%, 1/25/2027	895,500
525,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 6.00%, 7/19/2028	520,406
1,200,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 6.85%, 1/27/2045	1,182,000
2,000,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series REGS, 7.45%, 4/30/2044	2,090,000
3,200,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series REGS, 7.50%, 5/6/2021	3,312,000
3,300,000		Ecuador, Government of, Series 144A, 7.95%, 6/20/2024	2,961,750
2,700,000		Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 7.875%, 1/23/2028	2,256,390
1,200,000		Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 8.875%, 10/23/2027	1,054,800
2,000,000		Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 9.65%, 12/13/2026	1,870,000
500,000		Ecuador, Government of, Sr. Unsecd. Note, Series REGS, 10.50%, 3/24/2020	513,125
EGP 89,300,000	[2]	Egypt Treasury Bill, Unsecd. Note, 18.50%, 11/13/2018	4,964,402
67,000,000	[2]	Egypt Treasury Bill, Unsecd. Note, 19.10%, 12/11/2018	3,672,927
64,100,000	[2]	Egypt Treasury Bill, Unsecd. Note, 19.10%, 12/25/2018	3,488,002
$2,000,000		Egypt, Government of, Sr. Unsecd. Note, Series REGS, 6.588%, 2/21/2028	1,831,740
3,800,000		El Salvador, Government of, Sr. Unsecd. Note, Series REGS, 7.65%, 6/15/2035	3,481,750
300,000		Ethiopia, Government of, Sr. Unsecd. Note, Series REGS, 6.625%, 12/11/2024	291,084
1,900,000		Gabon, Government of, Series REGS, 6.375%, 12/12/2024	1,726,226
2,000,000		Ghana, Government of, Series REGS, 7.875%, 8/7/2023	2,037,660
1,500,000		Ghana, Government of, Unsecd. Note, Series REGS, 10.75%, 10/14/2030	1,798,170
300,000		Guatemala, Government of, Series REGS, 4.875%, 2/13/2028	275,661
1,000,000		Guatemala, Government of, Sr. Unsecd. Note, Series REGS, 5.75%, 6/6/2022	1,020,110
1,200,000		Honduras, Government of, Series REGS, 8.75%, 12/16/2020	1,292,148
500,000		Honduras, Government of, Sr. Unsecd. Note, Series REGS, 7.50%, 3/15/2024	527,310
250,000		Hungary, Government of, 6.375%, 3/29/2021	264,625
1,300,000		Indonesia, Government of, Series REGS, 5.375%, 10/17/2023	1,343,109
1,800,000		Indonesia, Government of, Sr. Unsecd. Note, 4.10%, 4/24/2028	1,690,756
2,800,000		Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 4.75%, 7/18/2047	2,517,491
6,700,000		Indonesia, Government of, Sr. Unsecd. Note, Series REGS, 4.75%, 1/8/2026	6,621,590
2,800,000		Indonesia, Government of, Sr. Unsecd. Note, Series REGS, 5.25%, 1/17/2042	2,689,170
2,400,000		Indonesia, Government of, Unsecd. Note, Series 144A, 4.35%, 9/10/2024	2,364,000
1,000,000		Iraq, Government of, Sr. Unsecd. Note, Series REGS, 6.752%, 3/9/2023	973,460
1,000,000		Ivory Coast, Government of, Sr. Unsecd. Note, Series 144A, 6.125%, 6/15/2033	865,184
1,000,000		Ivory Coast, Government of, Sr. Unsecd. Note, Series REGS, 5.375%, 7/23/2024	934,600
2,364,300		Ivory Coast, Government of, Sr. Unsecd. Note, Series REGS, 5.75%, 12/31/2032	2,140,316
1,250,000		Jamaica, Government of, Sr. Unsecd. Note, 6.75%, 4/28/2028	1,356,250
450,000		Jordan, Government of, Sr. Unsecd. Note, Series 144A, 7.375%, 10/10/2047	407,322
100,000		Kazakhstan, Government of, Series REGS, 4.875%, 10/14/2044	98,120
6,000,000		Kenya, Government of, Series REGS, 6.875%, 6/24/2024	5,837,448
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	FOREIGN GOVERNMENTS/AGENCIES—continued
	Sovereign—continued
$800,000	Kingdom Of Bahrain, Sr. Unsecd. Note, Series REGS, 6.75%, 9/20/2029	$762,680
700,000	Lebanon, Government of, Sr. Secd. Note, 6.10%, 10/4/2022	610,134
4,200,000	Lebanon, Government of, Sr. Unsecd. Note, 5.45%, 11/28/2019	4,046,868
2,100,000	Mexico, Government of, 3.75%, 1/11/2028	1,933,071
400,000	Mexico, Government of, 4.00%, 10/2/2023	395,600
4,000,000	Mexico, Government of, 4.125%, 1/21/2026	3,853,800
1,500,000	Mexico, Government of, 4.75%, 3/8/2044	1,329,765
4,400,000	Mexico, Government of, Sr. Secd. Note, 4.35%, 1/15/2047	3,673,912
3,200,000	Mexico, Government of, Sr. Unsecd. Note, 3.60%, 1/30/2025	3,032,000
2,700,000	Mexico, Government of, Sr. Unsecd. Note, 4.60%, 1/23/2046	2,331,477
NGN 930,000,000	Nigeria, Government of, Unsecd. Note, 11/22/2018	2,544,664
$2,000,000	Oman, Government of, Sr. Unsecd. Note, Series 144A, 5.625%, 1/17/2028	1,905,000
1,600,000	Oman, Government of, Sr. Unsecd. Note, Series 144A, 6.50%, 3/8/2047	1,428,000
3,400,000	Pakistan, Government of, Sr. Secd. Note, Series REGS, 6.875%, 12/5/2027	3,138,894
500,000	Pakistan, Government of, Sr. Unsecd. Note, Series REGS, 6.75%, 12/3/2019	500,795
1,000,000	Pakistan, Government of, Unsecd. Note, Series 144A, 6.75%, 12/3/2019	1,001,590
2,300,000	Panama, Government of, Sr. Unsecd. Note, 3.75%, 3/16/2025	2,240,223
1,700,000	Panama, Government of, Sr. Unsecd. Note, 4.30%, 4/29/2053	1,519,817
1,650,000	Paraguay, Government of, Series 144A, 6.10%, 8/11/2044	1,658,250
1,000,000	Peru, Government of, Sr. Unsecd. Note, 5.625%, 11/18/2050	1,117,500
PEN 6,700,000	Peru, Government of, Sr. Unsecd. Note, 6.15%, 8/12/2032	1,975,736
$5,050,000	Philippines, Government of, Sr. Unsecd. Note, 3.00%, 2/1/2028	4,590,546
1,100,000	Poland, Government of, Sr. Unsecd. Note, 3.25%, 4/6/2026	1,053,250
1,000,000	Qatar, Government of, Sr. Unsecd. Note, Series 144A, 4.50%, 4/23/2028	1,020,000
1,000,000	Qatar, Government of, Sr. Unsecd. Note, Series REGS, 2.375%, 6/2/2021	969,600
300,000	Romania, Government of, Series REGS, 4.375%, 8/22/2023	299,343
2,200,000	Russia, Government of, Sr. Unsecd. Note, Series 144A, 5.25%, 6/23/2047	2,036,320
2,600,000	Russia, Government of, Sr. Unsecd. Note, Series REGS, 4.75%, 5/27/2026	2,564,900
1,000,000	Russia, Government of, Sr. Unsecd. Note, Series REGS, 5.25%, 6/23/2047	925,600
600,000	Saudi Arabia, Government of, Sr. Unsecd. Note, Series 144A, 4.00%, 4/17/2025	589,157
2,000,000	Saudi Arabia, Government of, Sr. Unsecd. Note, Series REGS, 3.25%, 10/26/2026	1,847,600
1,500,000	Saudi Arabia, Government of, Sr. Unsecd. Note, Series REGS, 4.625%, 10/4/2047	1,375,650
1,500,000	Saudi Arabia, Government of, Sr. Unsecd. Note, Series REGS, 5.00%, 4/17/2049	1,438,548
1,100,000	Senegal, Government of, Sr. Unsecd. Note, Series 144A, 6.75%, 3/13/2048	903,870
200,000	Senegal, Government of, Unsecd. Note, Series 144A, 6.25%, 5/23/2033	172,924
600,000	Serbia, Government of, Series REGS, 7.25%, 9/28/2021	647,226
800,000	South Africa, Government of, Sr. Unsecd. Note, 4.665%, 1/17/2024	764,384
500,000	South Africa, Government of, Sr. Unsecd. Note, 5.65%, 9/27/2047	421,250
600,000	Sri Lanka, Government of, Series REGS, 6.85%, 11/3/2025	544,536
1,000,000	Sri Lanka, Government of, Sr. Unsecd. Note, Series 144A, 5.75%, 4/18/2023	898,828
3,400,000	Turkey, Government of, 3.25%, 3/23/2023	2,915,500
2,000,000	Turkey, Government of, Sr. Unsecd. Note, 4.25%, 4/14/2026	1,646,728
1,000,000	Turkey, Government of, Sr. Unsecd. Note, 4.875%, 4/16/2043	709,180
3,200,000	Turkey, Government of, Sr. Unsecd. Note, 5.125%, 3/25/2022	3,008,992
1,400,000	Turkey, Government of, Sr. Unsecd. Note, 5.625%, 3/30/2021	1,364,922
5,200,000	Turkey, Government of, Sr. Unsecd. Note, 5.75%, 5/11/2047	3,939,000
2,000,000	Turkey, Government of, Sr. Unsecd. Note, 6.125%, 10/24/2028	1,781,932
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
TRY 6,750,000		Turkey, Government of, Unsecd. Note, 8.50%, 7/10/2019	$1,106,765
$1,050,000		Ukraine, Government of, Sr. Unsecd. Note, Series 144A, 8.994%, 2/1/2024	1,040,813
1,500,000		Ukraine, Government of, Sr. Unsecd. Note, Series REGS, 7.75%, 9/1/2020	1,492,500
3,500,000		Ukraine, Government of, Sr. Unsecd. Note, Series REGS, 7.75%, 9/1/2022	3,392,760
500,000		Ukraine, Government of, Sr. Unsecd. Note, Series REGS, 7.75%, 9/1/2023	475,599
1,505,000	[3]	Ukraine, Government of, Unsecd. Note, Series GDP, Series 144A, 0.00%, 5/31/2040	769,431
1,412,000		Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2019	1,416,377
700,000		Ukraine, Government of, Unsecd. Note, Series REGS, 7.75%, 9/1/2019	702,170
UYU 20,600,000		Uruguay, Government of, Series 144A, 9.875%, 6/20/2022	617,718
$1,000,000		Uruguay, Government of, Sr. Unsecd. Note, 4.975%, 4/20/2055	927,500
1,400,000		Uruguay, Government of, Sr. Unsecd. Note, 5.10%, 6/18/2050	1,326,500
4,000,000		Venezuela, Government of, 7.00%, 3/31/2038	972,000
700,000		Vietnam, Government of, Sr. Unsecd. Note, Series 144A, 6.75%, 1/29/2020	720,292
1,200,000		Zambia, Government of, Series REGS, 5.375%, 9/20/2022	807,876
		TOTAL	234,637,001
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $249,781,145)	238,927,516
		U.S. TREASURY—0.1%
500,000		United States Treasury Note, 1.00%, 11/15/2019 (IDENTIFIED COST $491,289)	491,147
		EXCHANGE-TRADED FUND—4.8%
360,000		iShares JP Morgan USD Emerging Markets Bond Fund (IDENTIFIED COST $38,827,030)	37,677,600
		PURCHASED CALL OPTIONS—0.0%
21,926,800		Bank of America Merrill Lynch EUR CALL/USD PUT, Notional Amount $21,926,800, Exercise Price $1.15, Expiration Date 11/16/2018	44,774
20,664,000		Barclays EUR CALL/USD PUT, Notional Amount $20,664,000, Exercise Price $1.15, Expiration Date 11/16/2018	42,196
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $234,716)	86,970
		INVESTMENT COMPANY—1.7%
13,480,436		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[4] (IDENTIFIED COST $13,482,351)	13,481,784
		TOTAL INVESTMENT IN SECURITIES—100.1% (IDENTIFIED COST $812,444,446)[5]	787,655,624
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[6]	(1,179,646)
		TOTAL NET ASSETS—100%	$786,475,978
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2018, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2017	25,428,708
Purchases/Additions	516,562,851
Sales/Reductions	(528,511,123)
Balance of Shares Held 10/31/2018	13,480,436
Value	$13,481,784
Change in Unrealized Appreciation/Depreciation	$(567)
Net Realized Gain/(Loss)	$3,539
Dividend Income	$359,736
At October 31, 2018, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
11/15/2018	State Street Bank & Trust Co.	80,000,000 MXN	$4,224,415	$(292,464)
11/23/2018	Bank of America N.A.	58,291,140 MXN	$3,029,858	$(168,758)
11/26/2018	Bank of America N.A.	1,488,633 AUD	$1,060,556	$(6,112)
11/26/2018	Bank of America N.A.	1,600,109 NZD	$1,055,245	$(10,850)
11/30/2018	Bank of America N.A.	66,700,000 THB	$2,048,840	$(35,495)
12/20/2018	Bank of America N.A.	2,800,000,000 CLP	$4,109,790	$(84,246)
12/26/2018	BNP Paribas SA	6,760,000,000 COP	$2,245,847	$(150,854)
1/9/2019	Bank of America N.A.	78,500,000 MXN	$4,052,303	$(228,588)
1/9/2019	Bank of America N.A.	80,000,000 MXN	$3,978,021	$(81,243)
Contracts Sold:
11/15/2018	Citibank N.A.	80,000,000 MXN	$4,237,874	$305,923
12/20/2018	Bank of America N.A.	2,800,000,000 CLP	$4,238,250	$212,706
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(539,981)
At October 31, 2018, the Fund had the following open swap contracts:
Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 10/31/2018[7]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays Capital, Inc.	CDX Index EM Series 30	Sell	1.00%	12/20/2023	2.06%	$73,000,000	$(3,452,900)	$(3,325,533)	$(127,367)
Goldman Sachs and Co.	Republic of Argentina	Buy	5.00%	12/20/2023	6.13%	$2,400,000	$99,129	$148,766	$(49,637)
Goldman Sachs and Co.	Russian Federation	Buy	1.00%	12/20/2023	1.49%	$5,800,000	$124,739	$157,319	$(32,580)
Goldman Sachs and Co.	United Mexican States	Buy	1.00%	12/20/2023	1.47%	$6,700,000	$137,631	$110,595	$27,036
Goldman Sachs and Co.	Republic of Brazil	Sell	1.00%	12/20/2023	2.07%	$3,800,000	$(178,371)	$(184,318)	$5,947
Goldman Sachs and Co.	Republic of Indonesia	Sell	1.00%	12/20/2023	1.59%	$4,600,000	$(119,871)	$(74,467)	$(45,404)
Goldman Sachs and Co.	Republic of Peru	Sell	1.00%	12/20/2023	0.85%	$2,800,000	$22,573	$28,841	$(6,268)
Goldman Sachs and Co.	Republic of Turkey	Sell	1.00%	12/20/2023	3.91%	$8,200,000	$(1,005,961)	$(969,496)	$(36,465)
TOTAL CREDIT DEFAULT SWAPS							$(4,373,031)	$(4,108,293)	$(264,738)
Net Unrealized Appreciation (Depreciation) on Foreign Exchange Contracts and the value of Swap Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Discount rate at time of purchase.
3	Non-income-producing security.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $815,049,995.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
7	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$496,990,607	$—	$496,990,607
Foreign Governments/Agencies	—	238,927,516	—	238,927,516
U.S. Treasury	—	491,147	—	491,147
Exchange-Traded Fund	37,677,600	—	—	37,677,600
Purchased Call Options	—	86,970	—	86,970
Investment Company	13,481,784	—	—	13,481,784
TOTAL SECURITIES	$51,159,384	$736,496,240	$—	$787,655,624
Other Financial Instruments
Assets
Foreign Exchange Contracts	$—	$518,629	$—	$518,629
Swap Contracts	—	384,072	—	384,072
Liabilities
Foreign Exchange Contracts	—	(1,058,610)	—	(1,058,610)
Swap Contracts	—	(4,757,103)	—	(4,757,103)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(4,913,012)	$—	$(4,913,012)
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARS	—Argentine Peso
AUD	—Australian Dollar
BADLAR	—Buenos Aires Deposits Large Amount Rates
CJSC	—Closed Joint Stock Company
CLP	—Chilean Peso
COP	—Columbian Peso
EGP	—Egyptian Pound
EMTN	—Euro Medium Term Note
EUR	—Euro Currency
GMTN	—Global Medium Term Note
JSC	—Joint Stock Company
LIBOR	—London Interbank Offered Rate
MXN	—Mexican Peso
NGN	—Nigerian Naira
NZD	—New Zealand Dollar
OJSC	—Open Joint Stock Company
OTC	—Over-the-counter
PEN	—Peruvian Sol
PJSC	—Public Joint Stock Company
THB	—Thailand Baht
TRY	—Turkish Lira
UYU	—Uruguayan Peso
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)1
	Year Ended October 31,		Period Ended 10/31/2016[2]	Year Ended November 30,
	2018	2017		2015	2014	2013
Net Asset Value, Beginning of Period	$10.21	$10.24	$9.49	$9.77	$9.16	$9.58
Income From Investment Operations:
Net investment income (loss)[3]	0.51	0.56	0.53	0.54	0.54	0.52
Net realized and unrealized gain (loss)	(0.89)	0.06	0.41	(0.82)	0.07	(0.94)
TOTAL FROM INVESTMENT OPERATIONS	(0.38)	0.62	0.94	(0.28)	0.61	(0.42)
Less Distributions:
Distributions from net investment income	(0.54)	(0.57)	(0.19)	—	—	—
Distributions from net realized gain	(0.01)	(0.08)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.55)	(0.65)	(0.19)	—	—	—
Net Asset Value, End of Period	$9.28	$10.21	$10.24	$9.49	$9.77	$9.16
Total Return[4]	(3.68)%	6.35%	9.95%	(2.86)%	6.66%	(4.42)%
Ratios to Average Net Assets:
Net expenses	0.05%	0.06%	0.07%[5]	0.06%	0.04%	0.00%[6]
Net investment income	5.22%	5.54%	5.81%[5]	5.57%	5.61%	5.53%
Expense waiver/reimbursement[7]	—%	0.00%[8]	—%	—%	0.02%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$786,476	$761,780	$850,890	$908,905	$1,045,464	$795,077
Portfolio turnover	109%	67%	82%	133%	124%	37%
1	Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”) was reorganized into Emerging Markets Core Fund (the “Fund”) as of the close of business on June 17, 2016. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations. As a result of reorganization, the Fund effected a 3.624 for 1 share split. As a result of the share split: (1) the number of outstanding shares increased by a factor of 3.624; and (2) since the Fund's total number of shares outstanding increased, the net asset value per Fund Share (NAV/Share) decreased. The share split did not affect the value of the Fund's net assets or each shareholders proportional ownership interest in those assets. Per share data has been restated for the periods prior to the reorganization.
2	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The Adviser reimbursed all operating expenses incurred by the Fund.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $13,481,784 of investment in an affiliated holding (identified cost $812,444,446)	$787,655,624
Cash	3,345,429
Cash denominated in foreign currencies (identified cost $35,820)	35,832
Restricted cash (Note 2)	4,417,922
Due from broker	90,254
Income receivable	10,125,796
Income receivable from an affiliated holding	37,125
Swaps, at value (premium paid $445,521)	384,072
Receivable for investments sold	8,510,202
Unrealized appreciation on foreign exchange contracts	518,629
Receivable for periodic payments from swap contracts	106,912
Other receivable	280,000
TOTAL ASSETS	815,507,797
Liabilities:
Payable for investments purchased	$21,921,837
Unrealized depreciation on foreign exchange contracts	1,058,610
Income distribution payable	986,748
Swaps, at value (premium received $4,553,814)	4,757,103
Payable for periodic payments to swap contracts	28,583
Accrued expenses (Note 5)	278,938
TOTAL LIABILITIES	$29,031,819
Net assets for 84,765,098 shares outstanding	$786,475,978
Net Assets Consist of:
Paid-in capital	$838,554,847
Total distributable earnings (loss)	(52,078,869)
TOTAL NET ASSETS	$786,475,978
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$786,475,978 ÷ 84,765,098 shares outstanding, no par value, unlimited shares authorized	$9.28
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Interest	$42,513,207
Dividends (including $359,736 received from an affiliated holding* and net of foreign taxes withheld of $586,455)	380,227
TOTAL INCOME	42,893,434
Expenses:
Custodian fees	$128,905
Transfer agent fee	59,920
Directors'/Trustees' fees (Note 5)	8,646
Auditing fees	37,944
Legal fees	10,977
Portfolio accounting fees	139,248
Share registration costs	956
Printing and postage	16,116
Miscellaneous (Note 5)	21,188
TOTAL EXPENSES	423,900
Net investment income	42,469,534
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $3,539 on sales of investments in an affiliated holding*)	(19,312,741)
Net realized gain on foreign currency transactions	131,790
Net realized loss on foreign exchange contracts	(2,877,064)
Net realized gain on futures contracts	461,400
Net realized loss on swap contracts	(828,598)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(567) on investments in an affiliated holding*)	(48,777,292)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(29,988)
Net change in unrealized appreciation of foreign exchange contracts	(839,497)
Net change in unrealized depreciation of swap contracts	(18,598)
Net realized and unrealized gain (loss) on investments, futures contracts, foreign exchange contracts, swap contracts and foreign currency transactions	(72,090,588)
Change in net assets resulting from operations	$(29,621,054)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$42,469,534	$44,033,979
Net realized gain (loss)	(22,425,213)	2,291,051
Net change in unrealized appreciation/depreciation	(49,665,375)	1,699,210
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(29,621,054)	48,024,240
Distributions to Shareholders (Note 2)	(47,208,101)	(51,543,458)
Share Transactions:
Proceeds from sale of shares	197,316,800	43,993,039
Net asset value of shares issued to shareholders in payment of distributions declared	34,060,339	33,700,474
Cost of shares redeemed	(129,851,650)	(163,284,662)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	101,525,489	(85,591,149)
Change in net assets	24,696,334	(89,110,367)
Net Assets:
Beginning of period	761,779,644	850,890,011
End of period	$786,475,978	$761,779,644
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Emerging Markets Core Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses.
Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
The primary investment objective of the Fund is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the year ended October 31, 2017 were from the following sources:
Net investment income	$(44,931,698)
Net realized gain	$(6,611,760)
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. Prior to June 20, 2016, as a partnership, the Fund was not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gain, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or a specified amount of Restricted cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to seek to increase yield, income and return, and to manage currency, duration, market, sector/asset class and yield curve risks. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The Fund uses credit default swaps to seek to increase yield, income and return, and to manage currency, duration, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2018, is $92,400,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of interest rate swap contracts held by the Fund throughout the period was $747,199. This is based on amounts held as of each month-end throughout the fiscal period.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $49,480,769. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At October 30, 2018, the Fund had no outstanding futures contracts.
Annual Shareholder Report

The average notional value of long and short futures contracts held by the Fund throughout the period was $2,503,190 and $1,111,731, respectively. This is based on amounts held as of each month-end throughout the period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase yield, income and return, and to manage currency risk and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,054,236 and $1,734,345, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Option Contracts
The Fund buys or sells put and call options to seek to increase return, and to manage currency risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The average market value of purchased put and call options held by the Fund throughout the period was $29,494 and $41,565, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$518,629	Unrealized depreciation on foreign exchange contracts	$1,058,610
Foreign exchange contracts	Purchased options, in securities at value	86,970		—
Credit contracts	Swaps, at value	384,072		4,757,103
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$989,671		$5,815,713
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Interest Rate Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Option Contracts[1]	Total
Interest rate contracts	—	$(31,581)	$461,400	$—	$—	$429,819
Foreign exchange contracts	—	—	—	(2,877,064)	(883,623)	(3,760,687)
Credit contracts	(797,017)	—	—	—	—	(797,017)
TOTAL	$(797,017)	$(31,581)	$461,400	$(2,877,064)	$(883,623)	$(4,127,885)
1	The net realized gain on Purchased Option Contracts is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Foreign Exchange Contracts	Purchased Option Contracts[2]	Total
Interest rate contracts	$—	$—	$(147,746)	$(147,746)
Foreign exchange contracts	—	(839,497)	—	(839,497)
Credit contracts	(18,598)	—	—	(18,598)
TOTAL	$(18,598)	$(839,497)	$(147,746)	$(1,005,841)
2	The net change in unrealized appreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of October 31, 2018, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$384,072	$(384,072)	$—	$—
Foreign Exchange Contracts	518,629	(518,629)	—	—
TOTAL	$902,701	$(902,701)	$—	$—

Transaction	Gross Liability/ Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$4,757,103	$(384,072)	$(4,373,031)	$—
Foreign Exchange Contracts	1,058,610	(518,629)	—	539,981
TOTAL	$5,815,713	$(902,701)	$—	$4,913,012
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CONTRIBUTIONS/WITHDRAWALS AND SHARES OF BENEFICIAL INTEREST
The following table summarizes capital stock activity:
Year Ended October 31	2018	2017
Shares sold	20,021,998	4,344,275
Shares issued to shareholders in payment of distributions declared	3,501,570	3,351,479
Shares redeemed	(13,369,556)	(16,156,260)
NET CHANGE RESULTING FROM FUND TRANSACTIONS	10,154,012	(8,460,506)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income[1]	$46,800,801	$51,543,458
Long-term capital gains	$407,300	$—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$439,787
Net unrealized depreciation	$(27,444,297)
Capital loss carryforwards and deferrals	$(25,074,359)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, mark to market of foreign exchange contracts and swap contracts, discount accretion/premium amortization on debt securities and unrealized foreign maturity tax.
Annual Shareholder Report

At October 31, 2018, the cost of investments for federal tax purposes was $815,049,995. The net unrealized depreciation of investments for federal tax purposes was $27,429,866. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,698,095 and net unrealized depreciation from investments for those securities having an excess of cost over value of $31,127,961. The amounts presented are inclusive of derivative contracts.
At October 31, 2018, the Fund had a capital loss carryforward of $25,074,359 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$19,984,038	$5,090,321	$25,074,359
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory provides investment adviser services at no fee. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to initially voluntarily reimburse operating expenses (excluding extraordinary expenses, and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Certain of the Fund's assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”), an affiliate of the Adviser. Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2018, the Sub-Adviser earned a fee of $1,230,150.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Interfund Transactions
During the year ended October 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $27,177,499 and $5,170,138, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$944,631,467
Sales	$830,870,549
7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating
Annual Shareholder Report

rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund had no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds.
As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2018, the amount of long-term capital gains designated by the Fund was $407,300.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees of federated CORE trust and SHAREHOLDERS OF emerging markets core fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Emerging Markets Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust), including the portfolio of investments, as of October 31, 2018 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
December 21, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual	$1,000	$980.50	$0.30
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.90	$0.31
1	Expenses are equal to the Fund's annualized net expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised four portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: November 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 President and Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
EMERGING MARKETS CORE FUND (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by the Adviser or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser and subadviser, including fees received for services provided to the Fund by Federated and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without
Annual Shareholder Report

management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, sub-adviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
The Board was informed by the Adviser that, for the periods covered by the CCO Fee Evaluation Report, the Fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Annual Shareholder Report

The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category under “Find Private Funds.” Select a Fund under “All Private Funds” to access the “Literature” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category under “Find Private Funds.” Select a Fund under “All Private Funds” to access the “Portfolio Characteristics” tab.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Emerging Markets Core Fund

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Placement Agent
CUSIP 31409N887
Q453025 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $141,324

Fiscal year ended 2017 - $138,820

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $5,333 respectively. Fiscal year ended 2017- Fees for review of Federal and state taxes.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $25,199 and $31,567 respectively. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $1,102,200

Fiscal year ended 2017 - $153,447

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the

Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 29, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Core Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date December 21, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 21, 2018